UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2015 (November 12, 2015)

SPIRAL TOYS INC.

(Exact Name of registrant as specified in its charter)

Nevada	333-178738	27-3388068
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification No.

2945 Townsgate Road, Suite 200

Westlake Village, CA 91361

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (844) 681-7627

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 12, 2015, Spiral Toys Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company also announced that a conference call to discuss these results is scheduled for 4:30 p.m. Eastern Time on November 12, 2015. The conference call can be accessed live over the telephone by dialing 1-877-407-9039. International callers should call +1-201-689-8470. The conference ID is 13624081. The conference call will also be available through a live webcast at http://public.viavid.com/index.php?id=117028.

A replay of the call will be available after 7:30 p.m. Eastern Time on November 12, 2015 through December 12, 2015. The replay can be accessed via the Company’s website or by dialing 1-877-870-5176 (U.S.) or +1-858-384-5517 (international). The conference ID is 13624081.

The information in this Item 2.02, including exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01	REGULATION FD DISCLOSURE.

The information described in Item 2.02 is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1*	Press Release dated November 12, 2015.

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2015	By:	/s/ Mark Meyers

 Mark Meyers, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 12, 2015